                                                                   Exhibit 10.16
                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                            AWARD FORMULAS AND PERFORMANCE GOALS
                                                                       PRESIDENT
                                                       EFFECTIVE JANUARY 1, 1999

In accordance with the terms of the M/I Schottenstein Homes Executive Officer Compensation Plan (the "Plan"), the Executive Officer Compensation Committee (the "Committee") shall, for each Participant, establish the award formulas and performance goals (as those terms are defined in the plan) to be measured to determine the amount of bonus awards for each plan year. The following are the performance goals and award formulas for the 1999 plan year for the President. Subject to the maximum limit set forth in Section 7.4 of the Plan, the President is eligible to receive for the 1999 plan year shall be an amount equal to 350% of his 1999 base salary.

I. ACTUAL NET INCOME: In the event the ACTUAL NET INCOME of the Company is equal to $15,000,000, the above individual will receive a graduating cents per dollar amount based on the following schedule.

                      Million Increments greater                            Cents per Incremental
                     than or equal to $15,000,000:                             Million awarded:
                     -----------------------------                             ----------------
                    $15,000,000.00 - $15,999,999.99                            $0.01000 Cents
                    $16,000,000.00 - $16,999,999.99                            $0.01375 Cents
                    $17,000,000.00 - $17,999,999.99                            $0.01750 Cents
                    $18,000,000.00 - $18,999,999.99                            $0.02125 Cents
                    $19,000,000.00 - $19,999,999.99                            $0.02500 Cents
                    $20,000,000.00 - $20,999,999.99                            $0.02750 Cents
                    $21,000,000.00 - $21,999,999.99                            $0.03000 Cents
                    $22,000,000.00 - $22,999,999.99                            $0.03250 Cents
                    $23,000,000.00 - $23,999,999.99                            $0.03750 Cents
                    $24,000,000.00 - $24,999,999.99                            $0.04000 Cents
                    $25,000,000.00 - $25,999,999.99                            $0.04250 Cents
                    $26,000,000.00 - $26,999,999.99                            $0.04500 Cents
                    $27,000,000.00 - $27,999,999.99                            $0.04750 Cents
                    $28,000,000.00 - $28,999,999.99                            $0.05000 Cents
                    $29,000,000.00 - $29,999,999.99                            $0.05250 Cents
                    $30,000,000.00 - $30,999,999.99                            $0.05500 Cents
                    $31,000,000.00 - $31,999,999.99                            $0.05750 Cents
                    $32,000,000.00 - $32,999,999.99                            $0.06000 Cents
                    $33,000,000.00 - $33,999,999.99                            $0.06250 Cents
                    $34,000,000.00 - $34,999,999.99                            $0.06500 Cents
                    $35,000,000.00 - $35,999,999.99                            $0.06750 Cents
                    $36,000,000.00 - $36,999,999.99                            $0.07000 Cents
                           $37,000,000.00 +                                    $0.07250 Cents

II. If the Company achieves at least a 92% affirmative response to Question Number 14 on the Homeowner Questionnaire, the above individual will receive a given portion of his December 31 base salary as follows:

                  Customer Response Achieved:                           Percent of December 31 Salary:
                  ---------------------------                           ------------------------------
                          92.00% - 92.99%                                       50.00% - 50.99%
                          93.00% - 93.99%                                       60.00% - 60.99%
                          94.00% - 94.99%                                       75.00% - 75.99%
                          95.00% - 95.99%                                       85.00% - 85.99%
                          96.00% - 96.99%                                       90.00% - 90.99%
                          97.00% - 97.99%                                       95.00% - 95.99%
                          98.00% - 98.99%                                      100.00% - 100.99%
                          99.00% - 99.99%                                      105.00% - 105.99%
                          100%                                                 110.00%

                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                            AWARD FORMULAS AND PERFORMANCE GOALS
                                                                       PRESIDENT
                                                       EFFECTIVE JANUARY 1, 1999

III. If the Return on Equity (defined as net income for 1999, divided by equity at the beginning of the calendar year) of the Corporation is at least 10%, the above individual will receive a given portion of his December 31 base salary as follows:

                  Return on Equity Results:                   Percentage of December 31 Salary:
                  -------------------------                   ---------------------------------
                          10.00%                                        50.00%
                          11.00%                                        60.00%
                          12.00%                                        65.00%
                          13.00%                                        70.00%
                          14.00%                                        75.00%
                          15.00%                                        80.00%
                          16.00%                                        85.00%
                          17.00%                                        90.00%
                          18.00%                                        95.00%
                          19.00%                                       100.00%
                          20.00%                                       105.00%

PAYMENT
-------

In accordance with the terms of the Plan, the Committee will determine the amount of the award earned by the President after the end of the 1999 Plan Year. Of this amount, not less than 5% will be paid in Company stock under the 1998 Executive Deferred Compensation Plan.

ACKNOWLEDGED:

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Name                                                                       Date